UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

         Date of Report (Date of earliest event reported): June 11, 2005

                       PowerHouse Technologies Group, Inc
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  333-5278-NY                94-3334052
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


                       555 Twin Dolphin Drive, Suite 650
                         Redwood City, California 94065
                    (Address of Principal Executive Offices)

                                 (650) 232-2600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Executive Officers; Election of
          Directors; Appointment of Principal Officers.

Effective June 13, 2005, Greg Osborn was designated as a director nominee of PowerHouse Technologies Group, Inc. (the "Company") by the Series A Senior Preferred Convertible Stock holders and was elected by the Board of Directors of the Company to the position of Director on the same date. Mr. Osborn holds 87,146 shares of Company Series A Senior Preferred Stock and warrants for an additional 100,800 shares of Company Common Stock. He continues to hold a security interest in the Company's assets in connection with that purchase of stock and issuance of warrants, pursuant to the Series A Senior Preferred Equity Security Agreement, dated as of April 23, 2004. Mr. Osborn is also a registered representative of Indigo Securities LLC, formerly known as Middlebury Capital, LLC, and is a managing partner at an affiliate of Indigo Securities, LLC. Indigo Securities, LLC has certain contractual rights and a security interest in connection with warrants it holds to purchase 9,148 shares of Company Common Stock and 30,503 shares of Company Series A Senior Preferred Stock.

On June 11, 2005, Manijeh Moghis' employment with the Company was terminated. She had been the Company's Chief Operating Officer.

On June 13, 2005, Ms. Moghis resigned from her position as Director effective June 11, 2005.

A copy of the letter Ms. Moghis sent to the Company resigning from the Company's Board of Directors is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01(c)  Financial Statements and Exhibits.

            99.1 Letter, dated as of June 13, 2005, from Manijeh Moghis to the Board of Directors of the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POWERHOUSE TECHNOLOGIES
                                          GROUP, INC.

Dated:  June 16, 2005                     By:      /s/ Jay Elliot
                                                -----------------------
                                          Name:  Jay Elliot
                                          Title: Chief Executive Officer

                                  EXHIBIT INDEX

            99.1 Letter, dated as of June 13, 2005, from Manijeh Moghis to the Board of Directors of the Company.